SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           CURRENT REPORT ON FORM 8-K

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                        Date of Report: October 17, 1996
                        (Date of Earliest event reported)


                          ----------------------------

                          MEDIZONE INTERNATIONAL, INC.

                          ----------------------------

             (Exact name of Registrant as specified in its charter)


    Nevada                          2-93277-D                       87-0412648
 ------------                    ---------------                  --------------
   State of                         Commission                     IRS Taxpayer
 Incorporation                   Registration No.                  I.D. Number


            123 East 54th Street, Suite 7B, New York, New York 10022
            ---------------------------------------------------------
                     Address of Principal executive offices


                  Registrant's telephone number: (212) 421-0303
                                                 --------------

Item 5.           Other Events
                  ------------

     On October 17, 1996, Medizone International, Inc. (the "Company") executed an agreement with Multiossigen, S.r.L., an Italian corporation located in Bergamo, Italy (the "Manufacturer"), dated as of September 13, 1996 (the "Equipment Contract"), providing for the manufacture of ozone generating devices to be used in the human trials to be commenced pursuant to the Company's letter agreement with the Italian Society for Ozone Oxygen Therapy, as trials are approved by the Italian University of Health.

     Pursuant to the Equipment Contract, the Manufacturer has produced a working prototype of ozone generating devices dedicated to the use of hollow fibers or similar gas exchange technology covered under the Company's patents, satisfactory to the Company (the "Equipment"), and will make all data generated from the use of the Equipment available to the Company. The Equipment Contract calls for the Manufacturer to manufacture twenty pieces of the Equipment at a purchase price of $9,000 per unit, for an aggregate of $180,000, payable as follows:

          (a)  $25,000, paid upon approval of the prototype;

          (b) $55,000, payable in fifteen installments of $3,667 with five such installments ($18,335) being paid on each delivery of five units of the Equipment; and

          (c) one million shares of the Company's common stock, bearing a restrictive legend, 500,000 shares of which were issued on the date the Equipment Agreement was executed with the remaining 500,000 shares to be issued on March 13, 1997.

     Pursuant to the Equipment Agreement, the Company granted to the Manufacturer a license to use the Company's patents in Europe, subject to the regulations of all documents necessary to protect the Company's rights in and to the patents, and appointed the Manufacturer as the Company's exclusive manufacturer and distributor of the Equipment in Europe. Notwithstanding the forgoing, the present distribution of the Equipment shall be limited to Italy, but such distribution will be expanded to the rest of Europe upon the mutual agreement of the parties.

     The Equipment Agreement (together with its grants of license and distribution described above) will terminate on September 13, 1998 and may be renewed by mutual agreement of the partners at least thirty days prior to the end of its term.

     The initial five units of the Equipment are to be delivered to San Raffele Hospital, Milan, on November 15, 1996. Thereafter, units of Equipment shall be delivered in lots of five units and shall be deliverable to the appropriate hospital site within 60 days of the written request by the Company, based upon such hospital's ethics committee granting approval to committee trials at a particular site.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, one of its officers thereunto duly authorized.

Dated:  New York, New York
        October 24, 1996

                                        MEDIZONE INTERNATIONAL, INC.



                                    By: /s/Joseph S. Latino
                                       ------------------------------
                                          Joseph S. Latino
                                          President

                                  Exhibit 10ss
                                  ------------




     Agreement between Medizone International, Inc. and Multiossigen S.r.L., dated as of September 13, 1996.

          AGREEMENT made as of this 13th day of September, 1996 by and between Medizone International, Inc. , a Nevada corporation, with offices at 123 East 54th Street, New York, NY 10022 ("Medizone") and Multiossigen, S. r. L., an Italian corporation, with offices at Via Roma N. 69, Gorle (BG), Italy 24020 (the "Manufacturer").

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, Medizone owns certain patents relating to its drug therapy and machinery relating thereto;

     WHEREAS, Manufacturer is a manufacturer of ozone related equipment;

     WHEREAS, Medizone is desirous of Manufacturer creating a piece of equipment necessary to provide the Medizone drug therapy on the terms and conditions herein provided (each being referred to hereinafter as the "Equipment");

     WHEREAS, Medizone is willing to enter into an exclusive relationship regarding the manufacture, sale and distribution in Europe of such Equipment,

     NOW, THEREFORE, the parties agree as follows:
    1. (a) Manufacturer, at its sole expense, shall produce a working prototype of the Equipment satisfactory to Medizone. Such Equipment shall be dedicated to the use of hollow fibers or similar gas exchange technology covered under Medizone's patents and therefor all data generated from the use of this Equipment must be made available to Medizone for its use in gaining regulatory approval worldwide. In connection therewith, Medizone hereby grants to Manufacturer a license in Europe to use its patents which are listed in Exhibit A hereto. Manufacturer agrees to enter into such other documents, including a license agreement, as may be necessary or appropriate to protect Medizone's rights in and to the Patents. Moreover, Medizone hereby appoints Manufacturer its exclusive manufacturer and distributor of the Equipment in Europe.

     (b) Failure to deliver the prototype in a timely fashion and by no later than September 30, 1996 shall render this agreement void and of no further force or effect.

     (c) In lieu of receipt of the technical data evidencing the accuracy and reproducibility of the "Medical 96 DCPS" prototype as delineated in the "Comparison of the Principle Technical Characteristics" fact sheet, which fact sheet is annexed hereto as Exhibit B, and which data is necessary prior to prototype approval, which approval is necessary prior to commencing the manufacture of the first twenty units, Manufacturer hereby represents and warrants that such technical data exists and that this data fairly and accurately supports the performance characteristics as set forth in said fact sheet.

     2. The term of this Agreement shall be for a period of two (2) years commencing the date hereof and may be renewed by mutual agreement of the parties at least thirty (30) days prior to the end of the then current term.

     3. The exclusive nature of this agreement and the arrangements contemplated herein only shall apply to Europe (the "Territory"). Notwithstanding the foregoing, the present distribution of the Equipment shall be limited to the country of Italy, but will be expanded to include the balance of the Territory upon mutual agreement.

     4. (a) The parties agree that upon completion of the prototype satisfactory to Medizone, Manufacturer shall proceed to manufacture twenty (20) pieces of Equipment at a purchase price equal to US $9,000 per unit, aggregating US $180,000, payable as follows: one million shares of Medizone restricted stock delivered in two (2) equal amounts of five hundred thousand shares, the first on the date this Agreement is executed and the second of which shall be deliverable on the six month anniversary date of this Agreement; and US $25,000 upon prototype approval and US $55,000 in fifteen (15) equal amounts of three thousand six hundred and sixty seven US (US $3,667) each based on lots of five
(5) units at a time, after delivery of such lots of five units of Equipment pursuant to this Agreement and receipt of an invoice therefor.

     (b) Five units of the Equipment shall be delivered to San Raffaelle Hospital, Milan, no later than October 15, 1996. (c) The remaining fifteen (15) units of the Equipment will be ordered in groups of five (5) and shall be deliverable to the appropriate hospital site within sixty (60) days after written request of Medizone, based upon the Ethics Commitee approval to commence trials at a particular site.

     5. Until Medizone's ozone therapy is approved for marketing as a treatment for a particular clinical disease/syndrome in the Territory, all of the Equipment and specifications therefor shall be subject to a confidentiality agreement signed by the purchaser and approved by Medizone. Further it is expressly understood that all facts concerning the Equipment or any other proprietary information relating thereto in whatever form which is obtained by Manufacturer pursuant to or in connection with this Agreement shall remain confidential, and Manufacturer shall not during the term of this Agreement and thereafter disclose any such facts or other information or any of it to a third party without the prior written consent of Medizone. Upon the termination of this Agreement for any reason, Manufacturer shall return all tangible embodiment of such facts or information to Medizone.

     6. All of the Equipment manufactured by Manufacturer shall clearly be labeled with the trademark "Medizone International, Inc." and further stating that it is dedicated solely for the purpose of research investigations.

     7. Similarly, any and all publications generated from the use of the Equipment shall either have Medizone's co-authorship or a clear indication of Medizone's non-participation in any such study, depending on the actual circumstances relating to each such study. In any case where Medizone was not a participant in the study, clear language shall be employed to note that the study employed Medizone's patented technology.

     8. If additional pieces of Equipment in excess of the original twenty units are sold for a specified application employing medizone's patented technology deemed legal by the Ministry of Health or such other governing body, as appropriate, Medizone shall receive as compensation for the sale of any such additional units of Equipment a ten (10%) royalty of the selling price of each piece of equipment payable quarterly after the quarter in which payment is received by Manufacturer. Manufacturer shall maintain its books and records in such a fashion that audited financial reports evidencing the number of pieces sold each quarter may be certified.

     9. Manufacturer agrees that it will not, at any time during this Agreement or thereafter, raise or assist any one else in raising on any grounds whatsoever any questions concerning or any challenge to the validity of the license granted hereunder or the validity of the Patents or the exclusive ownership of such Patents and trademark by Medizone and/or its affiliated companies.

     10. During the term of this Agreement, Manufacturer shall use its best efforts to expand the market for the Equipment and to promote the sale of the Equipment in Europe. Without limiting the generality of this undertaking, Manufacturer agrees to prepare detailed technical promotional material designed to educate potential customers about the appropriate applications of the Equipment. In addition, Manufacturer shall provide technical assistance and support to the purchasers of the Equipment with regard to the appropriate use, installation and maintenance of the Equipment.

     11. Anything in this Agreement to the contrary notwithstanding, Medizone, and it affiliated companies, shall have the right to make, use, sell and enter into other arrangement relating to the Equipment outside of Europe.

     12. Manufacturer shall submit to Medizone for its prior approval all catalogues, brochures, publicity, photographs, exhibits, literature, printed materials, labels, packaging materials, promotional materials and other writings of any kind whatsoever to be used by Manufacturer in connection with the sale and promotion of the Equipment.

     13. (a) Manufacturer agrees to fully and promptly indemnify and save Medizone harmless, at all times after the date of this Agreement, against, from and in respect of any claim, damage or deficiency of any kind whatsoever arising out of or in any matter arising or resulting from any misrepresentation, breach of warranty, or non-fulfillment of any covenant or undertaking in this Agreement or for any malfunction or problem with the Equipment and for all actions, suits, proceedings, claims, demands, assessments, judgements, costs and expenses (including reasonable legal fees and expenses) incident to any of the foregoing.

     (b) Manufacturer agrees to secure product liability insurance in an amount not less that US$1,000,000.00 prior to the sale or distribution of any Equipment, which insurance should adequately protect Medizone from any expenses or costs incurred by Medizone as a result of the use or misuse of the Equipment.

     14. Upon the termination of this Agreement for any reason, Manufacturer shall, at its own expense, (i) cease and desist from any further use of the Medizone trademark and logo, the Patents and any inventions embodied therein;
(ii) deliver to Medizone all inventory, material and papers on which the Medizone trademark appears and any drawings, plans, models, instructions, specifications, technical data or other proprietary information of any kind relating thereto delivered to, created by or acquired by Manufacturer in connection with this Agreement.

     14. Nothing in this Agreement shall constitute Manufacturer an agent of Medizone, or its affiliated companies for any purpose and Manufacturer shall have no power to bind or incur any obligations on behalf of Medizone or its affiliated companies, it being understood that Manufacturer is acting as an independent contractor hereunder.

     15. Any notice required or permitted to be given pursuant to this Agreement shall be in writing, and shall be deemed given when mailed, registered or certified mail, or overnight courier, return receipt requested, to the party to whom directed at its address as set forth above, or to such other address as may be hereafter specified by similar notice.

     16. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior written and oral agreements. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, shall not be assignable by Manufacturer without the prior written approval of Medizone but may be assigned by Medizone. This Agreement may not be modified or amended except in a writing signed by the parties hereto.

     17. (a) This Agreement shall be construed in accordance with the laws of the State of New York, USA, applicable to contracts made and to be performed in New York. (b) Manufacturer hereby consents to be subject to the jurisdiction of the courts of the State of New York and the federal courts located in New York, New York.

     18. This agreement may be executed in counterpart copies, each of which shall be deemed an original but all of which shall be considered the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.


Multiossigen, S.r.L.                         Medizone International, Inc.




By:  /s/Lucia Tosini                         By:  /s/Dr. Joseph Latino
   ----------------------                       --------------------------
     Lucia Tosini, Admin.                         Dr. Joseph Latino

October 23, 1996


Ms. Lucia Tosini, Administrator
c/o Prof. Mariano Franzini
Multiossigen, S.r.L.
Via Roma N(degree) 69
24020 Gorle (BG)
Bergamo, Italy

Dear Professor Franzini:

     As per the manufacturing contract, the first five units were to be delivered to San Rafaelle Hospital no later than October 15, 1996. For obvious reasons this date has passed. This letter authorizes this deadline to be extended to November 15, 1996. Certainly, we wish to deliver these units as soon as practical, but we do not want to be in breach of our own contract. Please have Ms. Tosini sign as indicated below and return a copy by fax. The hard copy can be returned by regular first class postage.

Sincerely yours,


/s/Joseph S. Latino
-------------------------
Joseph S. Latino, Ph.D.
President



As agreed:    /s/Lucia Tosini
              -------------------------------
              Ms. Lucia Tosini, Administrator
              Multiossigen, S.r.L.